UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2014

HIGH PERFORMANCE BEVERAGES COMPANY

(Exact name of registrant as specified in its charter)

Nevada	333-170393	27-3566307
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5137 E. Armor St., Cave Creek, AZ 85331

(Address of principal executive offices) (Zip code)

602.326.8290

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 23, 2014, High Performance Beverages Company, a Nevada corporation (the “Company”), filed a Certificate of Amendment with the Secretary of State of the State of Nevada to increase the number of authorized shares of common stock from 500,000,000 to 2,500,000,000 shares, effective immediately.

A copy of the Certificate of Amendment that stipulated the name change is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGH PERFORMANCE BEVERAGES COMPANY

Dated: July 29, 2014	By:	/s/ Toby McBride
Name: Toby McBride
Title: Chief Executive Officer